Exhibit 10.18

                      SPECIAL BUSINESS OUTSOURCING CONTRACT

Translated From Japanese

KDDI contracts with Global Hotline in respect of a special business outsourcing contract, in the following provisions:

1.   Special Business Outsourcing Contract

     Based on the basic outsourcing contract entered into by the parties on 6 September, 2004 the following outlines a number of special provisions

2.   Payment for outsourcing commission

     KDDI agree to pay the sum as detailed on the separate sheet as commission for outsourcing work.

3.   claim for return of outsourcing commission

     KDDI may make a claim for return of some of outsourcing commission as detailed on the separate sheet if the performance of Global Hotline does not meet certain target figures.

4.   NDA

     The parties agree that they will not divulge information gained under these contracts and outsourcing work to third parties. If Directors or managers of the companies divulge such information to third parties this shall be deemed to have broken the provisions of the NDA.

5.   Cancellation

     If Global Hotline break any material provisions of this contract, or if a provision of the basic contract is broken, then KDDI may cancel this contract without further notice.

     If Global Hotline break any material provisions of this contract, then KDDI may cancel the basic contract without further notice.

     If the basic contract comes to an end for any reason, then this special business outsourcing contract naturally comes to an end.

     If under provision 5 of this contract, cancellation is effected by, KDDI have the right to claim damages against Global Hotline.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "*".

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6.   Duty to Report

     KDDI may ask Global Hotline to report on any aspect of the work being performed under this contract at any time.

     Except with regards to KDDI Telephone Service contract, Global Hotline assumes responsibility for their actions under this contract and any damage that may be claimed by third parties in respect of Global Hotline's work under this contract remains the responsibility of Global Hotline. Global Hotline must keep KDDI informed of any such trouble if it arises.

     Global Hotline cannot transfer the rights under this contract to a third party, neither can it use this contract as collateral to a third party.

7.   Contract period

     This contract is for the period of 2005/03/16 to 2006/03/31

8.   Jurisdiction

     In the event of a dispute, the jurisdiction for this contract will be with the court in the area of KDDI's registered head office.

9.   Cooperation

     If a problem arises under this contract the parties will at first try and resolve their differences amicably.

This contract has been made in two parts both of which are signed and act as originals.

Signed 2005/04/01

KDDI, Broadband Consumer Sales Admin Department
3-10-10 Iidabashi, Chiyoda-ku, Tokyo
/s/  Hideki Nishimori


Global Hotline
1-13-12 Nishi-Shinjuku, Shinkuku-ku, Tokyo
/s/ Hideki Anan

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      Separate Sheet (My Line, Metal Plus application outsourcing details)

1.   Business Details

     Global Hotline will seek to gain new applications for KDDI'S service of MyLine and Metal Plus telephone service to business users.

          o MyLine means the phone line service extended by NTT for choosing carriers.

          o Business users means users who are entering into an application with a corporate name.

     In addition to the above services, the soon to be released service of "Metal Plus Phone Service (for businesses) - ISDN" may also be marketed.

2.   Way of Performing Business Details

     In performing this contract, Global Hotline based on KDDI's instruction, will confirm with the client the following points, after having explained to the customer details of the service:

     (a) confirm the customers intent to subscribe

     (b) confirm that the customer has signed the form themselves

     (c) confirm that the application form has been filled out correctly with details of customer

     (d) fully explain the details of KDDI's service to the customer

3.   Forbidden activities

     Global Hotline may not accept application from customers from competitors product similar to MyLine

     Global Hotline may not accept applications from customers from competitors product similar to Metal Plus

4.   Special Commission Basis

     (a) The following outlines the basis for special commission

     Where according to KDDI Telephone service contract the customer signs up for a new business use MyLine service and the service includes calls to be made outside of the customers metropolitan area, or according to KDDI's telephone service contract the business customer signs up for a new Metal Plus Telephone Service and KDDI register that customer with a valid line, or when the business customer signs up for a Metal Plus Telephone Service the service includes calls to be made outside of the customers metropolitan area;:

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     The payment shall be as follows:

          (1st payment) - YEN 495,000,000 - to be paid on 30 April, 2005 (2nd payment) - YEN 630,000,000 - to be paid on 31 July, 2005 (3rd payment) - YEN 900,000,000 - to be paid on 31 October, 2005 (4th payment) - YEN 900,000,000 - to be paid on 31 January, 2006

          (total payment under contract) - YEN 2,925,000,000 (not including consumption tax)

     The payments listed above shall be made to the designated bank account of Global Hotline.

     (b) KDDI will accept an application from a customer from both MyLine and Metal Plus at the same time.

     (c) The payment schedule anticipates that for MyLine and Metal Plus applications the following schedule will be met:

          ___*___ subscriber lines by 2005/06/30
          ___*___ subscriber lines by 2005/09/30
          ___*___ subscriber lines by 2005/12/31
          ___*___ subscriber lines by 2006/03/31

     For a total of ___*____ lines. Note, that this will include the requirement for ___*___ of those lines to be on the Metal Plus service.

     (d) In accordance with the level of progress made against the above targets, KDDI may at any time, using their judgment, and with advance notice, withhold payment of sales commissions, or cancel this contract.

     (e) If Global Hotline, by March 31, 2006, has exceeded the target lines of ___*___, and in addition the number of Metal Plus subscribers has exceeded
     ___*____ lines, then in addition to the payment schedule outlined above, Global Hotline shall receive the following special commission:

     Bonus Commisison

     For Metal Plus lines in excess of ____*____ subscriber lines
     YEN ___*___ per line

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          This amount shall be paid to Global Hotline by July 31, 2006

     Reference Notes:

          1.       ...
          2.       ...
          3.       ...
          4.       ...

     (f) Notes regarding MyLine applications (business use) that are not allowable under target figures:

          1. public telephone boxes, phones which are only for receiving calls, phone without phone numbers

          2.   subscribers who have already once cancelled a MyLine subscription

          3.   subscribers who are already registered for the service

          4. subscribers who do not fill in the application form with all required information

          5.   subscribers who cancel within a 3 month period from subscribing


          6.   any subscriber who is outside of the KDDI code reference
               1SUB195000

     (g) Notes regarding MetalPlus applications (business use) that are not allowable under target figures:

          1. if the subscriber does not confirm they ordered the service of their own free will

          2.   if other options are required by the subscriber

          3.   if there are multiple applications by the subscriber

          4. if the subscriber fails to make a payment for line construction within a 6 month period

          5. if the subscriber has received a notice to stop the Metal Plus service

          6.   subscribers who are already registered for the service

          7. subscribers who do not fill in the application form with all required information

          8.   any subscriber who is outside of the KDDI code reference
               1SUB195000

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     (h) Notes regarding MetalPlus (ISDN) applications (business use) that are not allowable under target figures:

          1. if the subscriber does not confirm they ordered the service of their own free will

          2. if in connection with MyLine application, the subscriber does not use the MyLine service within a 3 month period

          3.   if there are multiple applications by the subscriber

          4. if the subscriber fails to make a payment for line construction within a 6 month period

          5. if the subscriber has received a notice to stop the Metal Plus service

          6.   subscribers who are already registered for the service

          7. subscribers who do not fill in the application form with all required information

          8.   if the subscriber requests other options

          9.   any subscriber who is outside of the KDDI code reference
               1SUB195000


As Global Hotline proceeds with the contract the following deadlines will determine the penalty basis for lines:

Date                       Lines                              Repayment Date
2005/06/30                 ___*___                             2005/09/30
2005/09/30                 ___*___                             2005/12/31
2005/12/31                 ___*___                             2006/03/31
2006/03/31                 ___*___                             2006/06/30

The penalty rate shall be determined at YEN ___*___ per line


5.   Claim Handling

     Global Hotline must handle any claims from customers in an efficient manner, and report the result to KDDI.

     If Global Hotline proceeds outside of the bounds of conduct permitted by KDDI and exerts pressure on customers Global Hotline alone must take responsibility for this action.

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